UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2007
IOWA TELECOMMUNICATIONS SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)
Iowa
(State or Other Jurisdiction of Incorporation)

001-32354 (Commission File Number)	42-1490040 (IRS Employer Identification No.)
403 W. Fourth Street North
Newton, Iowa 50208
(Address of Principal Executive Offices) (Zip Code)
(641) 787-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director; Election of Director.
SIGNATURES

Item 5.02     Departure of Director.
     Kevin R. Hranicka resigned from the Company’s Board of Directors effective November 29, 2007. Mr. Hranicka resigned for personal reasons and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. At the time of his resignation, Mr. Hranicka served as a member of the Board’s Audit and Nominating and Governance committees.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 30, 2007

Iowa Telecommunications Services, Inc.
By /s/ Donald G. Henry
Donald G. Henry
Vice President, General Counsel and Secretary